UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2024

NUZEE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39338	38-3849791
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization	File No.)	Identification No.)

2865 Scott St. Suite 107, Vista, California 92081

(Address of principal executive offices)

(760) 295-2408

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	NUZE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Randell Weaver Amendment and Restated Employment Agreement

On April 26, 2024, NuZee, Inc. (the “Company”) and Randell Weaver, President, Chief Financial Officer, and Chief Operating Officer of the Company, entered into an Amended and Restated Employment Agreement (the “First Amended and Restated Employment Agreement”). The First Amended and Restated Employment Agreement amends and restates, and replaces in its entirety, the Employment Agreement between the Company and Mr. Weaver that was effective as of August 16, 2023 (the “Original Employment Agreement”). In accordance with terms of the Original Employment Agreement, the Company’s Board of Directors (the “Board”) unanimously approved the First Amended and Restated Employment Agreement upon the recommendation of the Compensation Committee of the Board (the “Compensation Committee”).

Pursuant to the First Amended and Restated Employment Agreement, among other things, (a) Mr. Weaver holds the offices of both Chief Financial Officer and Chief Operating Officer of the Company, (b) Mr. Weaver’s annual base salary will be increased to $325,000 (“Increased Base Salary”), (c) Mr. Weaver will be eligible to receive a one-time cash bonus, minus all applicable withholdings and deductions, equal to the difference between (i) Mr. Weaver’s aggregate Base Salary actually paid between December 6, 2023 and April 26, 2024 (the “Bonus Measurement Period”) and (ii) Mr. Weaver’s aggregate Base Salary had the Increased Base Salary been in effect through the Bonus Measurement Period, and (d) Mr. Weaver will be eligible to receive additional restricted shares of the Company (“Restricted Shares”) upon the occurrence of a Company liquidity event. Such Restricted Shares will be equal to 2.5% equity in the Company at the price of such Company liquidity event.

This summary is qualified in its entirety by reference to the First Amended and Restated Employment Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	First Amended and Restated Employment Agreement, dated April 26, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NUZEE, INC.

Dated: April 29, 2024	By:	/s/ Randell Weaver
	Name:	Randell Weaver
	Title:	President, Chief Financial Officer, and Chief Operating Officer